UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2012 (October 18, 2012)

SMTP, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	0-54309	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Broadway, 14th Floor Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 617-500-8635

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On October 18, 2012 the registrant retained inSegment, Inc. pursuant to a Professional Services Agreement whereby inSegment will evaluate the registrant’s business and industry, redevelop its website, and provide it with a targeted marketing plan in exchange for a monthly cash payment of $12,500 per month and shares of restricted stock of the registrant payable quarterly pursuant to the formula described in the agreement.

The description of the agreement described above is qualified by reference to the Professional Services Agreement which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 7.01

Regulation FD Disclosure

On October 23, 2012, the registrant issued a press release regarding the matters described in Item 1.01 of this Form 8-K. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

10.1

Professional Services Agreement

99.1

Press release dated October 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTP, INC.

By:

/s/ Semyon Dukach

Semyon Dukach

Chair of the Board of Directors

Dated: October 23, 2012